UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2020

Annual Report

to Shareholders

DWS Total Return Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
12	Investment Portfolio
29	Statement of Assets and Liabilities
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights

39	Notes to Financial Statements
58	Report of Independent Registered Public Accounting Firm
60	Information About Your Fund’s Expenses
61	Tax Information
62	Advisory Agreement Board Considerations and Fee Evaluation
67	Board Members and Officers
71	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest.

Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Total Return Bond Fund

Letter to Shareholders

Dear Shareholder:

After a strong start to the year, markets have been roiled by the novel coronavirus (COVID-19) and turbulence in the oil sector. These sudden disruptions quashed hopes for growth acceleration and made it more likely that we will see further global slowing in 2020. The shift in market expectations brought a sharp correction in late February and early March.

Prior to this development, our CIO Office had been tactically cautious on stocks for several months. While the coronavirus was an unexpected catalyst of the market correction, our economists believe that markets, after the historic sell-off, are reflecting the new situation adequately.

In the short term, we do not rule out further market downside and volatility. However, we believe that a recovery to pre-crisis activity levels may occur in the second half of the year. Fiscal and monetary stimulus by central banks are likely to support the markets and, of course, positive news on the containment of the coronavirus should do so as well.

Many cities and institutions around the world are putting prevention over production. Local actions and the Federal 30-day U.S. travel ban to and from Europe and parts of Asia will have a substantial impact on supply and demand. However, our CIO believes the shock and economic downturn should be brief, with gross domestic product (GDP) growth likely to rebound strongly in the back half of 2020 and less damage to S&P profits than past recessions.

While it is natural to be concerned, we caution against making any long-term decisions based on short-term disruptions. This is a good time to talk with a trusted advisor about any concerns before making a change to a personal investment strategy.

Our CIO Office is closely monitoring the situation and providing frequent updates on the ‘Insights’ section of our Web site, dws.com.

Thank you for trusting DWS to help serve your investment needs. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Total Return Bond Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

For its most recent 12-month period ended January 31, 2020, DWS Total Return Bond Fund returned 10.16%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 9.64%. The average return for the Fund’s Morningstar peer group, the Intermediate-Term Bond Funds category, was 8.92%.

Investment Strategy

The Fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The Fund invests mainly in U.S. dollar-denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The Fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the Fund may also invest in cash or money market instruments.

Fixed-income markets produced exceptionally strong returns during the past 12 months. A backdrop of moderate economic growth and low inflation led the U.S. Federal Reserve (the “Fed”) to lower its benchmark lending rate by a quarter point three times between July and October 2019. Other major global central banks also moved to ease their monetary policies. U.S. Treasuries performed well in this environment, as yields fell (and prices rose) for bonds of all maturities. For the 12 months ended January 31, 2020, the yield of the 10-year note fell from 2.63% to 1.51%, while the two-year yield fell from 2.45% to 1.33%, resulting in a steepening of the Treasury yield curve. Yields reached a low point in late August, before bumping modestly higher as the market began to factor in

4	|	DWS Total Return Bond Fund

improving economic data and the declining probability of further Fed rate cuts. Investment grade corporate bonds led performance within the U.S. bond market for the period, benefiting from the decline in Treasury yields and continued corporate profit growth, followed closely by lower-rated, high yield corporate issues. Returns for securitized assets such as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities were also comfortably in positive territory, but lagged Treasury bonds, which are more sensitive to interest rate movements.

“While credit fundamentals remain stable, we are somewhat cautiously positioned within each sector given tight credit spreads and late economic cycle dynamics.”

Positive and Negative Contributors to Performance

The portfolio’s outperformance versus the benchmark for the 12-month period was driven primarily by exposure to more credit sensitive fixed-income sectors, most notably investment grade and high yield corporate bonds. Positioning with respect to duration and corresponding interest rate sensitivity was also a significant contributor to performance. The portfolio had a longer duration than the benchmark for much of the first half of the period as interest rates steadily declined. Lastly, investments in securitized asset categories contributed modestly to relative performance. There were few material detractors over the 12-month period. Derivatives utilized in order to hedge currency, credit and interest rate risk weighed slightly on performance. The negative impact of an underweight to Treasuries was more than offset by the portfolio’s overweight stance with respect to credit risk.

Outlook and Positioning

As of January 31, 2020, the bulk of the portfolio was allocated approximately as follows: 37.8% to securitized assets, 28.8% to U.S. investment grade corporate bonds, 10.3% to high-yield corporate bonds and 3.8% to emerging markets bonds.

At period end, the Fund’s overall duration was 5.89 years versus 5.87 years for the Bloomberg Barclays U.S. Aggregate Index. We expect the Fed to remain accommodative to market conditions, reverting to its earlier

DWS Total Return Bond Fund	|	5

data dependent approach. We see the Fed as fully supportive in seeking to prevent any deterioration in financial conditions.

While credit fundamentals remain stable, we are somewhat cautiously positioned within each sector given tight credit spreads and late economic cycle dynamics. We continue to closely monitor the impact of trade discussions and other geopolitical factors on investor sentiment and the credit markets.

Portfolio Management Team

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2005 with 23 years of industry experience. Prior to his current role, he was a Senior Portfolio Manager and Co-Head of Portfolio Management. Prior to joining, he served as a Senior Managing Director at MONY.

–	Head of Fixed Income for North America: New York.

–	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

–	Senior Portfolio Manager and Co-Head of US Credit: New York.

–	BA and MA in Economics, State University of New York at Albany.

Kelly L. Beam, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.

–	Fixed Income Portfolio Manager: New York.

–	BS in Finance, Lehigh University; MBA, Fordham University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

6	|	DWS Total Return Bond Fund

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

DWS Total Return Bond Fund	|	7

Performance Summary	January 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
Unadjusted for Sales Charge	10.16%	3.23%	3.79%
Adjusted for the Maximum Sales Charge (max 2.75% load)	7.13%	2.65%	3.50%
Bloomberg Barclays U.S. Aggregate Bond Index†	9.64%	3.01%	3.79%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
Unadjusted for Sales Charge	9.43%	2.47%	3.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.43%	2.47%	3.02%
Bloomberg Barclays U.S. Aggregate Bond Index†	9.64%	3.01%	3.79%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
No Sales Charge	9.88%	2.84%	3.33%
Bloomberg Barclays U.S. Aggregate Bond Index†	9.64%	3.01%	3.79%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
No Sales Charge	10.43%	3.49%	4.03%
Bloomberg Barclays U.S. Aggregate Bond Index†	9.64%	3.01%	3.79%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
No Sales Charge	10.57%	3.51%	4.06%
Bloomberg Barclays U.S. Aggregate Bond Index†	9.64%	3.01%	3.79%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 (August 1, 2019 for Class R6) are 1.05%, 1.80%, 1.42%, 0.64%, 0.76% and 0.71% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

8	|	DWS Total Return Bond Fund

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the periods prior to its inception on October 27, 2017 are derived from the historical performance of Institutional shares of DWS Total Return Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

DWS Total Return Bond Fund	|	9

	Class A	Class C	Class R	Class R6		Class S	Institutional Class

Net Asset Value
1/31/20	$11.05	$11.06	$11.05	$11.01		$11.05	$11.01
8/1/19 (commencement of operations of Class R6)	$—	$—	$—	$10.86		$—	$—
1/31/19	$10.36	$10.36	$10.36	$—		$10.36	$10.31

Distribution Information as of 1/31/20
Income Dividends, Twelve Months	$.35	$.27	$.32	$.16	*	$.37	$.37
January Income Dividend	$.0211	$.0142	$.0188	$.0234		$.0235	$.0234
SEC 30-day Yield††	2.02%	1.38%	1.87%	2.36%		2.36%	2.36%
Current Annualized Distribution Rate††	2.29%	1.54%	2.04%	2.55%		2.55%	2.55%

††

The SEC yield is net investment income per share earned over the month ended January 31, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.99%, 1.38%, 1.58%, 2.14%, 2.27% and 2.24% for Class A, C, R, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.26%, 1.54%, 1.75%, 2.33%, 2.46% and 2.43% for Class A, C, R, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

*	For the period from August 1, 2019 (commencement of operations) to January 31, 2020.

10	|	DWS Total Return Bond Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	1/31/20	1/31/19
Corporate Bonds	45%	55%
Government & Agency Obligations	16%	4%
Collateralized Mortgage Obligations	13%	8%
Asset-Backed	10%	9%
Mortgage-Backed Securities Pass-Throughs	9%	18%
Commercial Mortgage-Backed Securities	7%	7%
Commercial Paper	0%	—
Warrants	0%	—
Municipal Bonds and Notes	—	0%
Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, Net	–0%	–1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	1/31/20	1/31/19
AAA	42%	33%
AA	7%	6%
A	15%	17%
BBB	24%	29%
BB	8%	13%
B	3%	1%
Not Rated	1%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	1/31/20	1/31/19
Effective Maturity	9.0 years	9.8 years
Effective Duration	6.1 years	5.8 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

DWS Total Return Bond Fund	|	11

Investment Portfolio	as of January 31, 2020

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 45.5%
Communication Services 5.7%

Amazon.com, Inc., 4.25%, 8/22/2057	500,000	641,379

America Movil SAB de CV, 4.375%, 7/16/2042	445,000	527,521

AT&T, Inc.:

3-month USD-LIBOR + 1.180%, 3.067%**, 6/12/2024	2,256,000	2,296,221

4.35%, 3/1/2029	460,000	518,854

CCO Holdings LLC:

144A, 4.75%, 3/1/2030	970,000	997,281

144A, 5.875%, 5/1/2027	890,000	937,668

CenturyLink, Inc., 144A, 4.0%, 2/15/2027	285,000	287,337

Charter Communications Operating LLC:

3.75%, 2/15/2028	560,000	587,160

4.8%, 3/1/2050	310,000	331,740

Comcast Corp.:

2.65%, 2/1/2030	944,000	973,470

3.55%, 5/1/2028	2,015,000	2,213,737

4.15%, 10/15/2028	520,000	596,523

4.6%, 10/15/2038	1,110,000	1,369,320

Discovery Communications LLC, 5.3%, 5/15/2049	500,000	597,330

Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026	750,000	808,152

JD.com, Inc., 3.375%, 1/14/2030	1,115,000	1,139,949

Lamar Media Corp., 144A, 3.75%, 2/15/2028 (b)	1,015,000	1,021,780

Netflix, Inc.:

5.5%, 2/15/2022	1,370,000	1,447,200

5.875%, 11/15/2028	1,350,000	1,520,303

NortonLifeLock, Inc., 3.95%, 6/15/2022	2,500,000	2,568,698

Tencent Holdings Ltd., REG S, 3.595%, 1/19/2028	1,300,000	1,386,247

VeriSign, Inc.:

4.625%, 5/1/2023	2,750,000	2,779,370

5.25%, 4/1/2025	2,750,000	3,027,750

Verizon Communications, Inc., 4.329%, 9/21/2028	500,000	578,353

		29,153,343

Consumer Discretionary 4.4%

1011778 B.C. Unlimited Liability Co., 144A, 4.375%, 1/15/2028	2,200,000	2,205,280

Boyd Gaming Corp., 144A, 4.75%, 12/1/2027	560,000	572,600

Ford Motor Credit Co. LLC:

4.271%, 1/9/2027	1,020,000	1,033,961

5.584%, 3/18/2024	2,189,000	2,382,969

The accompanying notes are an integral part of the financial statements.

12	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

General Motors Financial Co., Inc., 4.35%, 4/9/2025	2,145,000	2,307,364

Hasbro, Inc., 3.55%, 11/19/2026	741,000	772,111

Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	900,000	913,500

Home Depot, Inc., 3.125%, 12/15/2049	800,000	824,166

Hyundai Capital America, 144A, 3.5%, 11/2/2026	1,700,000	1,774,448

Las Vegas Sands Corp.:

3.5%, 8/18/2026	700,000	730,934

3.9%, 8/8/2029	270,000	283,689

Lowe’s Companies, Inc.:

4.05%, 5/3/2047	300,000	336,775

4.55%, 4/5/2049	269,000	323,576

NCL Corp. Ltd., 144A, 3.625%, 12/15/2024	1,820,000	1,806,350

Prime Security Services Borrower LLC:

144A, 5.25%, 4/15/2024	2,380,000	2,481,150

144A, 6.25%, 1/15/2028	680,000	671,670

QVC, Inc., 4.75%, 2/15/2027 (b)	136,000	137,255

Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	900,000	915,750

Sands China Ltd., 4.6%, 8/8/2023	1,200,000	1,270,068

Starbucks Corp., 4.5%, 11/15/2048	660,000	783,300

		22,526,916

Consumer Staples 1.6%

Albertsons Companies, Inc.:

144A, 3.5%, 2/15/2023 (b)	340,000	346,011

144A, 4.625%, 1/15/2027	940,000	953,047

Altria Group, Inc.:

4.8%, 2/14/2029	490,000	555,359

5.95%, 2/14/2049	340,000	426,954

Anheuser-Busch InBev Worldwide, Inc.:

5.45%, 1/23/2039	920,000	1,195,049

5.55%, 1/23/2049	581,000	792,690

Constellation Brands, Inc., 5.25%, 11/15/2048	380,000	493,568

Estee Lauder Companies, Inc.:

2.375%, 12/1/2029	265,000	271,352

3.125%, 12/1/2049	387,000	403,756

Keurig Dr Pepper, Inc.:

4.057%, 5/25/2023	580,000	619,131

4.597%, 5/25/2028	790,000	905,980

Nestle Holdings, Inc., 144A, 4.0%, 9/24/2048	575,000	695,686

PepsiCo, Inc., 3.375%, 7/29/2049	275,000	300,313

		7,958,896

Energy 5.4%

Apache Corp.:

4.375%, 10/15/2028 (c)	960,000	1,017,615

4.75%, 4/15/2043	320,000	312,854

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	13

	Principal Amount ($)(a)	Value ($)

Canadian Natural Resources Ltd., 3.85%, 6/1/2027	1,445,000	1,542,703

Cenovus Energy, Inc., 5.4%, 6/15/2047	350,000	397,728

Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/2024	600,000	694,875

Cheniere Energy Partners LP, 5.625%, 10/1/2026	3,550,000	3,718,632

CNOOC Finance Ltd., 2.875%, 9/30/2029	880,000	899,149

Devon Energy Corp., 5.0%, 6/15/2045	1,020,000	1,170,891

Ecopetrol SA, 5.875%, 5/28/2045	450,000	540,900

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029	1,568,000	1,781,356

Energy Transfer Operating LP:

4.05%, 3/15/2025	1,500,000	1,592,224

4.25%, 3/15/2023	2,150,000	2,262,353

5.0%, 5/15/2050	616,000	634,441

Enterprise Products Operating LLC, 4.2%, 1/31/2050	738,000	794,836

Exxon Mobil Corp., 2.44%, 8/16/2029	871,000	895,138

Hess Corp., 5.8%, 4/1/2047	945,000	1,121,302

Kinder Morgan, Inc., 5.2%, 3/1/2048	635,000	741,303

MPLX LP, 5.5%, 2/15/2049	1,035,000	1,183,750

Occidental Petroleum Corp.:

3.5%, 8/15/2029	664,000	685,014

4.2%, 3/15/2048	300,000	296,132

Petrobras Global Finance BV, 6.875%, 1/20/2040	530,000	654,820

Petroleos Mexicanos, 144A, 5.95%, 1/28/2031	1,111,000	1,127,387

Plains All American Pipeline LP, 3.55%, 12/15/2029	380,000	377,891

Saudi Arabian Oil Co., REG S, 4.25%, 4/16/2039	525,000	580,748

Sinopec Group Overseas Development Ltd., REG S, 3.68%, 8/8/2049	400,000	432,990

TransCanada PipeLines Ltd, 5.1%, 3/15/2049	520,000	646,699

Western Midstream Operating LP, 4.05%, 2/1/2030	1,246,000	1,241,984

		27,345,715

Financials 10.7%

Air Lease Corp., 3.0%, 2/1/2030	1,075,000	1,071,666

Aircastle Ltd., 4.4%, 9/25/2023	1,214,000	1,302,425

ANZ New Zealand Int’l Ltd., 144A, 3.4%, 3/19/2024	682,000	720,848

ASB Bank Ltd., 144A, 3.75%, 6/14/2023	1,064,000	1,128,338

Avolon Holdings Funding Ltd., 144A, 3.25%, 2/15/2027	590,000	597,174

Banco de Credito e Inversiones SA, 144A, 3.5%, 10/12/2027	300,000	309,284

Banco del Estado de Chile, 144A, 2.704%, 1/9/2025	960,000	967,200

Banco Santander SA, 2.706%, 6/27/2024	3,000,000	3,083,181

Bancolombia SA, 3.0%, 1/29/2025	1,541,000	1,550,261

Bank of America Corp.:

2.884%, 10/22/2030	1,290,000	1,338,335

3.824%, 1/20/2028	2,420,000	2,652,400

4.3%, Perpetual (d)	2,042,000	2,042,000

BNP Paribas SA, 144A, 3.052%, 1/13/2031	1,050,000	1,079,061

The accompanying notes are an integral part of the financial statements.

14	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

BPCE SA, 144A, 4.625%, 9/12/2028	1,050,000	1,206,744

Citigroup, Inc.:

2.976%, 11/5/2030	570,000	591,522

3.2%, 10/21/2026	1,000,000	1,058,882

3.98%, 3/20/2030	455,000	508,537

5.5%, 9/13/2025	1,500,000	1,745,796

Credit Suisse Group AG:

144A, 2.593%, 9/11/2025	450,000	457,376

144A, 4.282%, 1/9/2028	570,000	630,756

Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/2026	850,000	958,246

Discover Bank, 2.45%, 9/12/2024	770,000	778,660

Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	656,000	736,020

GE Capital International Funding Co., Unlimited Co., 4.418%, 11/15/2035	1,025,000	1,154,510

Global Bank Corp., REG S, 5.25%, 4/16/2029	960,000	1,049,424

Global Payments, Inc., 3.2%, 8/15/2029	1,200,000	1,254,888

Grupo Aval Ltd., 144A, 4.375%, 2/4/2030 (b)	2,000,000	2,023,500

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	430,000	444,685

HSBC Holdings PLC, 2.633%, 11/7/2025	1,400,000	1,423,467

JPMorgan Chase & Co.:

2.739%, 10/15/2030	1,000,000	1,026,563

3.782%, 2/1/2028	2,385,000	2,613,864

MDGH - GMTN BV, REG S, 3.7%, 11/7/2049	400,000	417,807

Morgan Stanley:

2.699%, 1/22/2031	1,713,000	1,740,842

4.431%, 1/23/2030	575,000	663,342

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	800,000	855,776

PayPal Holdings, Inc.:

2.65%, 10/1/2026	843,000	867,680

2.85%, 10/1/2029	230,000	236,498

Power Finance Corp., Ltd., 144A, 3.95%, 4/23/2030	1,486,000	1,488,090

Prudential Financial, Inc., 4.35%, 2/25/2050	295,000	351,710

REC Ltd., 144A, 5.25%, 11/13/2023	1,345,000	1,443,454

Santander Holdings U.S.A., Inc., 144A, 3.244%, 10/5/2026	1,000,000	1,024,940

Societe Generale SA, 144A, 2.625%, 1/22/2025	680,000	687,556

State Street Corp., 2.4%, 1/24/2030	1,015,000	1,025,904

Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	750,000	916,089

Synchrony Financial, 4.375%, 3/19/2024	630,000	676,776

The Allstate Corp., 3.85%, 8/10/2049	330,000	386,760

The Goldman Sachs Group, Inc., 3.75%, 2/25/2026	1,255,000	1,358,265

The Goldman Sachs Group, Inc., 4.4%, Perpetual (d)	629,000	629,786

Wells Fargo & Co.:

3.196%, 6/17/2027	970,000	1,020,794

4.15%, 1/24/2029	1,045,000	1,187,889

		54,485,571

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	15

	Principal Amount ($)(a)		Value ($)

Health Care 4.0%

AbbVie, Inc.:

144A, 3.2%, 11/21/2029		560,000	581,552

144A, 4.25%, 11/21/2049		360,000	391,260

4.45%, 5/14/2046		240,000	269,926

Alcon Finance Corp.:

144A, 2.75%, 9/23/2026		300,000	310,776

144A, 3.0%, 9/23/2029		650,000	675,382

Allergan Funding SCS, 4.75%, 3/15/2045		300,000	346,530

Amgen, Inc., 4.563%, 6/15/2048		300,000	359,001

Anthem, Inc., 2.875%, 9/15/2029		380,000	383,374

Bausch Health Companies, Inc., 144A, 5.25%, 1/30/2030		360,000	366,750

Boston Scientific Corp., 4.0%, 3/1/2029		632,000	713,605

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049		880,000	1,083,460

Centene Corp.:

144A, 4.25%, 12/15/2027		890,000	927,825

144A, 4.625%, 12/15/2029		510,000	548,199

CVS Health Corp., 5.05%, 3/25/2048		900,000	1,090,928

DH Europe Finance II Sarl, 0.75%, 9/18/2031	EUR	2,010,000	2,228,298

Eli Lilly & Co., 4.15%, 3/15/2059		140,000	173,691

HCA, Inc.:

5.25%, 6/15/2026		1,900,000	2,171,254

5.375%, 9/1/2026		750,000	843,788

7.5%, 2/15/2022		1,285,000	1,410,532

Merck & Co., Inc., 4.0%, 3/7/2049		789,000	962,475

Pfizer, Inc., 4.2%, 9/15/2048		615,000	756,957

Select Medical Corp., 144A, 6.25%, 8/15/2026		1,610,000	1,736,916

Thermo Fisher Scientific, Inc., 2.6%, 10/1/2029		1,090,000	1,106,874

UnitedHealth Group, Inc.:

2.875%, 8/15/2029		327,000	340,054

4.45%, 12/15/2048		244,000	296,809

			20,076,216

Industrials 2.1%

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023		1,172,000	1,275,218

CSX Corp.:

3.35%, 9/15/2049		500,000	515,776

4.25%, 11/1/2066		230,000	258,533

Delta Air Lines, Inc., 4.375%, 4/19/2028		850,000	902,601

DP World Crescent Ltd., REG S, 3.75%, 1/30/2030		885,000	908,302

FedEx Corp., 4.05%, 2/15/2048		1,049,000	1,063,894

Ingersoll-Rand Luxembourg Finance SA, 3.8%, 3/21/2029		1,168,000	1,286,639

Norfolk Southern Corp., 4.1%, 5/15/2049		445,000	522,777

Parker-Hannifin Corp., 3.25%, 6/14/2029		370,000	396,939

Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		1,905,000	1,884,174

The accompanying notes are an integral part of the financial statements.

16	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

Union Pacific Corp.:

3.75%, 2/5/2070	577,000	588,774

144A, 3.839%, 3/20/2060	645,000	687,063

United Technologies Corp., 4.625%, 11/16/2048	465,000	611,778

		10,902,468

Information Technology 3.0%

Apple, Inc.:

2.05%, 9/11/2026	1,005,000	1,014,928

3.75%, 9/12/2047	950,000	1,102,225

Broadcom, Inc.:

144A, 3.625%, 10/15/2024	1,200,000	1,262,882

144A, 4.75%, 4/15/2029	275,000	308,170

Dell International LLC:

144A, 4.9%, 10/1/2026	2,208,000	2,458,072

144A, 5.875%, 6/15/2021	1,095,000	1,105,950

Fair Isaac Corp., 144A, 5.25%, 5/15/2026	655,000	722,138

Fiserv, Inc., 3.5%, 7/1/2029	1,390,000	1,497,821

International Business Machines Corp., 3.5%, 5/15/2029	1,175,000	1,292,435

Microsoft Corp., 3.7%, 8/8/2046	775,000	911,847

MSCI, Inc., 144A, 4.0%, 11/15/2029	720,000	735,300

NXP BV, 144A, 3.875%, 9/1/2022	1,845,000	1,927,636

Oracle Corp., 4.0%, 11/15/2047	605,000	709,092

		15,048,496

Materials 1.5%

AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	750,000	793,252

Corp. Nacional del Cobre de Chile:

144A, 3.0%, 9/30/2029	1,173,000	1,188,765

REG S, 3.625%, 8/1/2027	1,100,000	1,167,573

DuPont de Nemours, Inc., 5.419%, 11/15/2048	285,000	355,876

GUSAP III LP, REG S, 4.25%, 1/21/2030	900,000	944,550

SASOL Financing U.S.A. LLC, 5.875%, 3/27/2024	610,000	657,057

Suzano Austria GmbH, 144A, 5.75%, 7/14/2026	1,000,000	1,130,000

Vale Overseas Ltd., 6.25%, 8/10/2026	1,200,000	1,416,600

		7,653,673

Real Estate 1.9%

American Tower Corp., (REIT), 3.8%, 8/15/2029	515,000	560,442

Crown Castle International Corp., (REIT), 3.8%, 2/15/2028	820,000	893,373

Equinix, Inc.:

(REIT), 2.625%, 11/18/2024	826,000	834,830

(REIT), 3.2%, 11/18/2029	490,000	507,302

Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	680,000	726,659

Office Properties Income Trust, (REIT), 4.15%, 2/1/2022	395,000	406,597

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	235,000	258,453

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	17

	Principal Amount ($)(a)		Value ($)

(REIT), 4.75%, 1/15/2028		265,000	296,087

(REIT), 5.25%, 1/15/2026		700,000	792,604

SBA Communications Corp.:

144A (REIT), 3.875%, 2/15/2027 (b)		800,000	811,000

(REIT), 4.0%, 10/1/2022		1,350,000	1,373,625

(REIT), 4.875%, 9/1/2024		875,000	904,531

VICI Properties LP, 144A (REIT), 4.25%, 12/1/2026		540,000	554,218

Welltower, Inc., (REIT), 3.1%, 1/15/2030		820,000	855,082

			9,774,803

Utilities 5.2%

Abu Dhabi National Energy Co. PJSC, 144A, 4.375%, 4/23/2025		1,226,000	1,326,326

American Electric Power Co., Inc.:

3.2%, 11/13/2027		430,000	453,678

4.3%, 12/1/2028		155,000	176,209

Calpine Corp.:

144A, 4.5%, 2/15/2028		2,100,000	2,089,500

144A, 5.125%, 3/15/2028		950,000	943,469

Duke Energy Corp.:

3.4%, 6/15/2029		270,000	290,380

4.2%, 6/15/2049		270,000	315,004

Edison International, 5.75%, 6/15/2027		3,950,000	4,562,783

EDP Finance BV, 144A, 3.625%, 7/15/2024		1,555,000	1,636,520

Enel Finance International NV, 144A, 4.25%, 9/14/2023		1,400,000	1,501,671

Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		1,000,000	1,073,176

NextEra Energy Capital Holdings, Inc.:

3.25%, 4/1/2026		218,000	231,569

3.5%, 4/1/2029		740,000	804,086

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026		1,750,000	1,767,500

144A, 4.25%, 7/15/2024		2,700,000	2,815,344

Perusahaan Listrik Negara PT:

144A, 2.875%, 10/25/2025	EUR	2,526,000	3,087,712

REG S, 4.125%, 5/15/2027		1,100,000	1,170,125

Sempra Energy, 4.0%, 2/1/2048		680,000	751,278

Southern California Edison Co., 4.875%, 3/1/2049		420,000	517,502

Southern Power Co., Series F, 4.95%, 12/15/2046		745,000	884,982

			26,398,814
Total Corporate Bonds (Cost $219,072,475)			231,324,911

The accompanying notes are an integral part of the financial statements.

18	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 9.1%

Federal Home Loan Mortgage Corp.:

3.5%, with various maturities from 6/1/2028 until 7/1/2045	5,604,551	5,947,385

4.5%, 12/1/2040	747,710	815,469

5.5%, with various maturities from 6/1/2039 until 5/1/2041	1,173,312	1,325,307

6.0%, 11/1/2038	270,594	308,369

7.5%, 2/1/2035	144,313	167,310

Federal National Mortgage Association:

3.0%, 12/1/2042	729,515	757,973

3.5%, with various maturities from 11/1/2042 until 10/1/2048	15,207,821	16,034,421

4.0%, with various maturities from 9/1/2040 until 5/1/2047	8,190,029	8,741,213

4.5%, with various maturities from 9/1/2039 until 11/1/2043	1,869,071	2,042,952

5.5%, with various maturities from 2/1/2031 until 2/1/2042	1,957,429	2,208,518

6.5%, with various maturities from 5/1/2023 until 4/1/2037	74,932	81,392

Government National Mortgage Association:

3.0%, with various maturities from 7/15/2042 until 2/1/2050 (b)	3,817,041	3,934,862

3.5%, 2/1/2050 (b)	3,100,000	3,197,526

4.5%, 7/15/2040	94,196	102,039

5.5%, 6/15/2042	124,780	146,621

6.5%, with various maturities from 12/15/2023 until 7/15/2039	418,476	473,885

Total Mortgage-Backed Securities Pass-Throughs (Cost $45,383,005)		46,285,242

Asset-Backed 9.9%
Automobile Receivables 3.4%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025	6,850,000	7,004,428

Avis Budget Rental Car Funding AESOP LLC:

“C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	2,200,000	2,210,326

“C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	500,000	517,741

CPS Auto Receivables Trust, “E”, Series 2015-C, 144A, 6.54%, 8/16/2021	1,000,000	1,025,508

Hertz Vehicle Financing II LP, “A”, Series 2018-1A, 144A, 3.29%, 2/25/2024	5,200,000	5,388,811

Santander Drive Auto Receivables Trust, “C”, Series 2019-1, 3.42%, 4/15/2025	750,000	765,175

		16,911,989

Credit Card Receivables 3.6%

Chase Issuance Trust, “A1”, Series 2018-A1, 1-month USD-LIBOR + 0.200%, 1.876%**, 4/17/2023	6,900,000	6,906,764

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	19

	Principal Amount ($)(a)	Value ($)

Citibank Credit Card Issuance Trust, “A7”, Series 2017-A7, 1-month USD-LIBOR + 0.370%, 2.062%**, 8/8/2024	4,300,000	4,317,195

Master Credit Card Trust II, “A”, Series 2020-1A, 144A, 1.99%, 9/23/2024	3,150,000	3,172,200

World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	4,000,000	4,022,297

		18,418,456

Home Equity Loans 0.0%
CIT Home Equity Loan Trust, “AF6”, Series 2002-1, 6.2%, 2/25/2030	44,750	45,319

Miscellaneous 2.9%

Babson CLO Ltd., “A2R”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.450%, 3.256%**, 7/23/2030	3,300,000	3,276,808

Dell Equipment Finance Trust:

“C”, Series 2017-2, 144A, 2.73%, 10/24/2022	750,000	752,998

“D”, Series 2017-1, 144A, 3.44%, 4/24/2023	980,000	980,573

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	2,510,000	2,577,753

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	412,060	410,737

JPMorgan Mortgage Acquisition Trust, “AF4”, Series 2007-CH1, 4.878%, 11/25/2036	1,181,538	1,201,301

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	4,495,008	4,614,136

NRZ Excess Spread-Collateralized Notes, “D”, Series 2018-PLS1, 144A, 4.374%, 1/25/2023	873,574	878,851

		14,693,157
Total Asset-Backed (Cost $49,450,676)		50,068,921

Commercial Mortgage-Backed Securities 6.9%

20 Times Square Trust, “C”, Series 2018-20TS, 144A, 3.203%**, 5/15/2035	1,500,000	1,537,612

BAMLL Commercial Mortgage Securities Trust, “C”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.350%, 3.026%**, 9/15/2034	667,000	666,997

Braemar Hotels & Resorts Trust Prime, “C”, Series 2018-PRME, 144A, 1-month USD-LIBOR + 1.250%, 2.926%**, 6/15/2035	935,000	931,785

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 2.976%**, 11/15/2035	525,000	526,001

BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 2.776%**, 11/15/2034	1,980,000	1,973,768

The accompanying notes are an integral part of the financial statements.

20	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	1,275,000	1,343,895

CSAIL Commercial Mortgage Trust:

“A4”, Series 2015-C4, 3.808%, 11/15/2048	1,000,000	1,093,132

“B”, Series 2019-C15, 4.476%, 3/15/2052	2,000,000	2,262,040

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 3.408%**, 11/19/2035	2,250,000	2,252,792

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.664%**, 12/25/2024	15,088,552	351,175

“X1P”, Series KL05, Interest Only, 1.024%**, 6/25/2029	22,500,000	1,651,003

“X1”, Series K054, Interest Only, 1.312%**, 1/25/2026	5,413,352	329,048

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	2,674,892	2,476,051

GS Mortgage Securities Trust, “AAB”, Series 2014-GC18, 3.648%, 1/10/2047	136,863	141,240

Morgan Stanley Capital I Trust, “A4” Series 2019-L3, 3.127%, 11/15/2052	5,400,000	5,794,015

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 2.976%**, 12/15/2033	500,000	499,687

Natixis Commercial Mortgage Securities Trust, “A”, Series 2018-OSS, 144A, 4.177%, 12/15/2037	750,000	846,113

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 3.076%**, 11/15/2035	1,400,000	1,404,375

UBS Commercial Mortgage Trust:

“XA”, Series 2017-C7, Interest Only, 1.21%**, 12/15/2050	6,185,486	395,220

“AS”, Series 2017-C7, 4.061%, 12/15/2050	2,000,000	2,202,234

“B”, Series 2018-C13, 4.786%, 10/15/2051	2,000,000	2,295,758

US 2018-USDC, “C”, Series 2018-USDC, 144A, 4.428%, 5/13/2038	890,000	994,530

Wells Fargo Commercial Mortgage Trust:

“A5”, Series 2015-LC20, 3.184%, 4/15/2050	1,000,000	1,059,964

“A4”, Series 2015-SG1, 3.789%, 9/15/2048	1,500,000	1,633,771

“B”, Series 2016-C33, 4.506%, 3/15/2059	500,000	548,030

Total Commercial Mortgage-Backed Securities (Cost $34,074,174)		35,210,236

Collateralized Mortgage Obligations 12.6%

Alternative Loan Trust, “1A4”, Series 2006-43CB, 6.0%, 2/25/2037	149,464	123,358

Banc of America Mortgage Trust, “2A2”, Series 2004-A, 4.457%**, 2/25/2034	89,740	91,389

Bear Stearns Adjustable Rate Mortgage Trust, “2A1”, Series 2005-11, 5.137%**, 12/25/2035	209,727	217,306

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	21

	Principal Amount ($)(a)	Value ($)

CHL Mortgage Pass Through Trust, “2A5”, Series 2004-13, 5.75%, 8/25/2034	204,962	207,082

COLT Funding LLC, “A1”, Series 2019-1, 144A, 3.705%, 3/25/2049	908,090	921,843

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 3.811%**, 9/25/2031	658,000	664,421

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 3.961%**, 8/25/2031	1,106,168	1,117,988

CSFB Mortgage-Backed Pass-Through Certificates, “10A3”, Series 2005-10, 6.0%, 11/25/2035	209,020	100,952

Fannie Mae Connecticut Avenue Securities:

“1M1”, Series 2016-C03, 1-month USD-LIBOR + 2.000%, 3.661%**, 10/25/2028	10,240	10,247

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 3.661%**, 3/25/2031	758,408	764,408

“1M2”, Series 2018-C03, 1-month USD-LIBOR + 2.150%, 3.811%**, 10/25/2030	1,000,000	1,018,265

“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 3.911%**, 7/25/2030	1,000,000	1,019,092

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.011%**, 1/25/2031	2,000,000	2,037,975

Federal Home Loan Mortgage Corp.:

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	1,412,115	158,489

“UA”, Series 4298, 4.0%, 2/15/2054	161,505	165,435

“6”, Series 233, Interest Only, 4.5%, 8/15/2035	184,726	29,943

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	490,505	13,596

“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	1,766,639	346,145

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	10,702,753	2,151,016

“A”, Series 172, Interest Only, 6.5%, 1/1/2024	114,025	10,310

Federal National Mortgage Association:

“AL”, Series 2014-11, 2.5%, 11/25/2042	2,000,000	1,997,343

“KM”, Series 2012-146, 3.0%, 1/25/2043	1,775,000	1,885,386

“ZL”, Series 2017-55, 3.0%, 10/25/2046	3,781,672	3,742,290

“PZ”, Series 2016-9, 3.5%, 3/25/2046	6,471,610	7,319,783

“CE”, Series 2015-60, 3.75%, 8/25/2045	2,082,000	2,352,774

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	2,191,942	351,723

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.111%**, 3/25/2049	2,315,741	2,349,659

“M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 4.161%**, 3/25/2030	1,000,000	1,035,952

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 4.311%**, 1/25/2049	225,000	230,176

Government National Mortgage Association:

“BL”, Series 2013-19, 2.5%, 2/20/2043	1,120,820	1,132,065

The accompanying notes are an integral part of the financial statements.

22	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)

“LM”, Series 2015-65, 3.0%, 5/20/2045	2,204,000	2,378,119

“DI”, Series 2014-102, Interest Only, 3.5%, 7/16/2029	5,644,993	384,500

“GI”, Series 2014-146, Interest Only, 3.5%, 9/20/2029	4,759,395	464,144

“HZ”, Series 2012-56, 3.5%, 6/20/2040	1,136,383	1,258,203

“MZ”, Series 2014-27, 3.5%, 12/20/2043	3,244,143	3,614,552

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	1,306,272	106,986

“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	2,168,886	371,001

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	1,001,052	178,484

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	615,498	109,801

“PI”, Series 2009-76, Interest Only, 6.0%, 3/16/2039	166,438	4,986

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	463,728	84,477

“SB”, Series 2014-81, 16.400% minus 4 x 1-month USD-LIBOR, 9.277%**, 6/20/2044	636,115	852,335

JPMorgan Mortgage Trust:

“A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 2.692%**, 5/25/2050	2,924,118	2,923,818

“A3”, Series 2019-INV3, 144A, 3.5%, 5/25/2050	4,485,343	4,588,113

“2A1”, Series 2006-A2, 4.058%**, 4/25/2036	511,866	505,152

Merrill Lynch Mortgage Investors Trust, “2A”, Series 2003-A6, 4.16%**, 10/25/2033	207,297	211,463

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	1,267,192	1,278,525

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	1,657,809	1,680,161

Sequoia Mortgage Trust, “A4”, Series 2018-8, 144A, 4.0%, 11/25/2048	4,435,688	4,478,834

STACR Trust:

“M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 3.761%**, 9/25/2048	1,081,081	1,094,541

“M2”, Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.150%, 3.811%**, 12/25/2030	1,400,000	1,423,165

Verus Securitization Trust, “A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	2,415,329	2,437,420

Total Collateralized Mortgage Obligations (Cost $58,186,265)		63,995,191

Government & Agency Obligations 16.1%
Other Government Related (e) 0.2%
Novatek OAO, 144A, 6.604%, 2/3/2021	900,000	939,447

Sovereign Bonds 2.2%

Brazilian Government International Bond, 4.5%, 5/30/2029	900,000	977,409

Indonesia Government International Bond, 2.85%, 2/14/2030	860,000	870,620

Mexico Government International Bond, 3.25%, 4/16/2030	1,500,000	1,526,250

Perusahaan Penerbit SBSN Indonesia III, 144A, 4.45%, 2/20/2029	750,000	838,140

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	23

	Principal Amount ($)(a)		Value ($)

Philippine Government International Bond, 3.75%, 1/14/2029		875,000	990,127

Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	479	94

Republic of Colombia, 5.0%, 6/15/2045		430,000	522,450

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR	2,585,000	2,999,429

Republic of South Africa, 4.875%, 4/14/2026		1,710,000	1,791,813

Saudi Government International Bond, REG S, 2.0%, 7/9/2039	EUR	400,000	466,910

			10,983,242

U.S. Government Sponsored Agency 0.4%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031		1,500,000	2,243,588

U.S. Treasury Obligations 13.3%

U.S. Treasury Bills:

1.564%***, 9/10/2020 (f)		1,000,000	990,925

1.59%***, 9/10/2020 (f)		875,000	867,059

1.763%***, 7/16/2020 (g)		2,330,000	2,314,145

U.S. Treasury Bonds:

Zero Coupon, 8/15/2042		1,325,000	839,330

2.25%, 8/15/2049		28,720,000	30,234,531

U.S. Treasury Notes:

1.5%, 11/30/2024		11,245,000	11,338,123

1.75%, 11/15/2029		20,450,000	20,875,775

			67,459,888
Total Government & Agency Obligations (Cost $78,601,323)			81,626,165

Commercial Paper 0.3%
Materials
Nationwide Building Society, 2.225%**, 3/12/2020 (Cost $1,496,384)		1,500,000	1,497,089

	Shares		Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (k) (Cost $70,220)		315	8,388

Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.49% (h) (i) (Cost $1,051,405)		1,051,405	1,051,405

The accompanying notes are an integral part of the financial statements.

24	|	DWS Total Return Bond Fund

	Shares	Value ($)

Cash Equivalents 2.3%

DWS Central Cash Management Government Fund, 1.59% (h)	11,576,054	11,576,054

DWS ESG Liquidity Fund “Capital Shares”, 1.73% (h)	3,383	3,384

Total Cash Equivalents (Cost $11,579,437)		11,579,438

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $498,965,364)	102.9	522,646,986
Other Assets and Liabilities, Net	(2.9)	(14,582,584)

Net Assets	100.0	508,064,402

A summary of the Fund’s transactions with affiliated investments during the year ended January 31, 2020 are as follows:

Value ($) at 1/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 1/31/2020	Value ($) at 1/31/2020
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.49% (h) (i)
1,975,603	—	924,198 (j)	—	—	40,349	—	1,051,405	1,051,405
Cash Equivalents 2.3%
DWS Central Cash Management Government Fund, 1.59% (h)
7,118,202	233,263,956	228,806,104	—	—	298,365	—	11,576,054	11,576,054
DWS ESG Liquidity Fund “Capital Shares”, 1.73% (h)
3,304	80	—	—	—	76	—	3,383	3,384
9,097,109	233,264,036	229,730,302	—	—	338,790	—	12,630,842	12,630,843

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of January 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued, delayed delivery or forward commitment securities included.

(c)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan (See Notes to Financial Statements). The value of securities loaned at January 31, 2020 amounted to $1,015,495, which is 0.2% of net assets.

(d)	Perpetual, callable security with no stated maturity date.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	25

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.

(f)	At January 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	At January 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended January 31, 2020.

(k)	Investment was valued using significant unobservable inputs.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PJSC: Public Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2020, open future contract sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2020	77	10,956,997	11,215,531	(258,534)
Ultra Long U.S. Treasury Bond	USD	3/20/2020	31	5,849,198	6,004,313	(155,115)
Total unrealized depreciation						(413,649)

The accompanying notes are an integral part of the financial statements.

26	|	DWS Total Return Bond Fund

At January 31, 2020, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps

Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount (l)	Currency	Value ($)	Upfront Payments Received ($)	Unrealized Appreciation ($)
Markit CDX North America High Yield Index	5.0%/ Quarterly	12/20/2024	28,500,000	USD	(2,445,722)	(2,456,619)	10,897

(l)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At January 31, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,000,000	USD	2,228,748	2/19/2020	8,145	State Street Bank & Trust Co.
EUR	5,568,000	USD	6,207,123	2/19/2020	24,964	Bank of America, N.A.
Total unrealized appreciation					33,109

Currency Abbreviations
ARS Argentine Peso
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	27

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (m)
Corporate Bonds	$—	$231,324,911	$—	$231,324,911
Mortgage-Backed Securities Pass-Throughs	—	46,285,242	—	46,285,242
Asset-Backed	—	50,068,921	—	50,068,921
Commercial Mortgage-Backed Securities	—	35,210,236	—	35,210,236
Collateralized Mortgage Obligations	—	63,995,191	—	63,995,191
Government & Agency Obligations	—	81,626,165	—	81,626,165
Commercial Paper	—	1,497,089	—	1,497,089
Warrants	—	—	8,388	8,388
Short-Term Investments (m)	12,630,843	—	—	12,630,843
Derivatives (n)
Credit Default Swap Contracts	—	10,897	—	10,897
Forward Foreign Currency Contracts	—	33,109	—	33,109
Total	$12,630,843	$510,051,761	$8,388	$522,690,992

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (n)
Futures Contracts	$(413,649)	$—	$—	$(413,649)
Total	$(413,649)	$—	$—	$(413,649)

(m)	See Investment Portfolio for additional detailed categorizations.

(n)	Derivatives include value of unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Total Return Bond Fund

Statement of Assets and Liabilities

as of January 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $486,334,522) — including $1,015,495 of securities loaned	$510,016,143
Investment in DWS Government & Agency Securities Portfolio (cost $1,051,405)*	1,051,405
Investment in affiliated Underlying Funds, at value (cost $11,579,437)	11,579,438
Cash	1,618,994
Foreign currency, at value (cost $86,694)	87,256
Receivable for investments sold	283,500
Receivable for Fund shares sold	202,532
Interest receivable	3,290,033
Receivable for variation margin on centrally cleared swaps	185,602
Net receivable for pending swap contracts	32,736
Unrealized appreciation on forward foreign currency contracts	33,109
Foreign taxes recoverable	8,254
Other assets	22,175
Total assets	528,411,177

Liabilities
Payable upon return of securities loaned	1,051,405
Payable for investments purchased	7,134,560
Payable for investments purchased — when-issued securities	10,838,585
Payable for Fund shares redeemed	593,985
Payable for variation margin on futures contracts	75,014
Accrued management fee	143,599
Accrued Trustees’ fees	5,270
Other accrued expenses and payables	504,357
Total liabilities	20,346,775
Net assets, at value	$508,064,402

Net Assets Consist of
Distributable earnings (loss)	(50,354,529)
Paid-in capital	558,418,931
Net assets, at value	$508,064,402

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	29

Statement of Assets and Liabilities as of January 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($239,686,948 ÷ 21,683,389 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.05

Maximum offering price per share (100 ÷ 97.25 of $11.05)	$11.36
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,108,600 ÷ 1,727,043 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.06
Class R

Net Asset Value, offering and redemption price per share ($292,163 ÷ 26,429 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.05
Class R6

Net Asset Value, offering and redemption price per share ($71,650 ÷ 6,506 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.01
Class S

Net Asset Value, offering and redemption price per share ($160,977,486 ÷ 14,562,166 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.05
Institutional Class

Net Asset Value, offering and redemption price per share ($87,927,555 ÷ 7,986,598 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.01

The accompanying notes are an integral part of the financial statements.

30	|	DWS Total Return Bond Fund

Statement of Operations

for the year ended January 31, 2020

Investment Income

Income:

Interest (net of foreign taxes withheld of $27)	$13,849,619
Income distributions from affiliated Underlying Funds	298,441
Securities lending income, net of borrower rebates	40,349
Total income	14,188,409
Expenses:

Management fee	1,643,126
Administration fee	410,782
Services to shareholders	568,215
Distribution and service fees	512,919
Custodian fee	19,629
Professional fees	135,011
Reports to shareholders	73,824
Registration fees	76,536
Trustees’ fees and expenses	16,597
Other	54,733
Total expenses before expense reductions	3,511,372
Expense reductions	(552,716)
Total expenses after expense reductions	2,958,656
Net investment income	11,229,753

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Non-affiliated investments	11,389,865
Swap contracts	(1,838,457)
Futures	(2,289,220)
Forward foreign currency contracts	231,835
Foreign currency	(238,545)
7,255,478
Change in net unrealized appreciation (depreciation) on:

Non-affiliated investments	17,556,446
Swap contracts	(146,789)
Futures	84,966
Forward foreign currency contracts	41,894
Foreign currency	73,455
17,609,972
Net gain (loss)	24,865,450
Net increase (decrease) in net assets resulting from operations	$36,095,203

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	31

Statements of Changes in Net Assets

	Years Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$11,229,753	$10,958,850
Net realized gain (loss)	7,255,478	(9,903,771)
Change in net unrealized appreciation (depreciation)	17,609,972	(2,511,304)
Net increase (decrease) in net assets resulting from operations	36,095,203	(1,456,225)
Distributions to shareholders:

Class A	(5,078,663)	(3,319,939)
Class C	(247,265)	(155,108)
Class R	(8,432)	(10,883)
Class R6*	(1,042)	—
Class S	(5,079,625)	(5,259,285)
Institutional Class	(2,879,553)	(3,066,736)
Total distributions	(13,294,580)	(11,811,951)
Fund share transactions:

Proceeds from shares sold	77,269,738	34,338,733
Reinvestment of distributions	12,348,862	10,911,292
Payments for shares redeemed	(117,041,241)	(89,446,916)
Net assets acquired in tax-free reorganisation**	214,897,704	—
Net increase (decrease) in net assets from Fund share transactions	187,475,063	(44,196,891)
Increase (decrease) in net assets	210,275,686	(57,465,067)
Net assets at beginning of period	297,788,716	355,253,783

Net assets at end of period	$508,064,402	$297,788,716

*	For the period from August 1, 2019 (commencement of operations of Class R6) through January 31, 2020.

**	On August 5, 2019, DWS Multisector Income Fund was acquired by the Fund through a tax-free reorganization (See Note G)

The accompanying notes are an integral part of the financial statements.

32	|	DWS Total Return Bond Fund

Financial Highlights

	Years Ended January 31,
Class A	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$10.36	$10.76	$10.63	$10.51	$10.93
Income (loss) from investment operations:

Net investment income (loss)[a]	.28	.34	.31	.27	.30
Net realized and unrealized gain (loss)	.76	(.38)	.14	.10	(.42)
Total from investment operations	1.04	(.04)	.45	.37	(.12)
Less distributions from:

Net investment income	(.35)	(.36)	(.32)	(.25)	(.30)
Net asset value, end of period	$11.05	$10.36	$10.76	$10.63	$10.51
Total Return (%)[b,c]	10.16	(.26)	4.40	3.39	(1.17)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	240	90	102	51	56
Ratio of expenses before expense reductions (%)	.98	1.05	1.07	1.13	1.10
Ratio of expenses after expense reductions (%)	.84	.84	.85	.88	.88
Ratio of net investment income (%)	2.55	3.24	2.89	2.49	2.78
Portfolio turnover rate (%)	211	187	189	264	270

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	33

	Years Ended January 31,
Class C	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$10.36	$10.76	$10.63	$10.51	$10.94
Income (loss) from investment operations:

Net investment income[a]	.18	.26	.23	.18	.22
Net realized and unrealized gain (loss)	.79	(.37)	.14	.10	(.43)
Total from investment operations	.97	(.11)	.37	.28	(.21)
Less distributions from:

Net investment income	(.27)	(.29)	(.24)	(.16)	(.22)
Net asset value, end of period	$11.06	$10.36	$10.76	$10.63	$10.51
Total Return (%)[b,c]	9.43	(1.01)	3.52	2.72	(1.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	3	9	2	3
Ratio of expenses before expense reductions (%)	1.70	1.80	1.83	1.93	1.90
Ratio of expenses after expense reductions (%)	1.59	1.59	1.59	1.63	1.63
Ratio of net investment income (%)	1.69	2.46	2.14	1.73	2.04
Portfolio turnover rate (%)	211	187	189	264	270

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Total Return Bond Fund

	Years Ended January 31,		Period Ended
Class R	2020	2019	1/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$10.36	$10.76	$10.83
Income (loss) from investment operations:

Net investment income[b]	.26	.31	.07
Net realized and unrealized gain (loss)	.75	(.37)	(.06)
Total from investment operations	1.01	(.06)	.01
Less distributions from:

Net investment income	(.32)	(.34)	(.08)
Net asset value, end of period	$11.05	$10.36	$10.76
Total Return (%)[c]	9.88	(.51)	.08	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	292	259	390
Ratio of expenses before expense reductions (%)	1.36	1.42	1.33	*
Ratio of expenses after expense reductions (%)	1.09	1.09	1.09	*
Ratio of net investment income (%)	2.44	2.98	2.61	*
Portfolio turnover rate (%)	211	187	189	[d]

[a]	For the period from October 27, 2017 (commencement of operations) to January 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover for the year ended January 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	35

Class R6	Period ended 1/31/20[a]

Selected Per Share Data
Net asset value, beginning of period	$10.86
Income (loss) from investment operations:

Net investment income[b]	.14
Net realized and unrealized gain	.17
Total from investment operations	.31
Less distributions from:
Net investment income	(.16)
Net asset value, end of period	$11.01
Total Return (%)[c]	2.91	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	72
Ratio of expenses before expense reductions (%)	.75	*
Ratio of expenses after expense reductions (%)	.59	*
Ratio of net investment income (%)	2.61	*
Portfolio turnover rate (%)	211	[d]

[a]	For the period from August 1, 2019 (commencement of operations) to January 31, 2020.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover for the year ended January 31, 2020.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

36	|	DWS Total Return Bond Fund

	Years Ended January 31,
Class S	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$10.36	$10.76	$10.63	$10.51	$10.93
Income (loss) from investment operations:

Net investment income[a]	.31	.36	.34	.29	.32
Net realized and unrealized gain (loss)	.75	(.37)	.14	.10	(.41)
Total from investment operations	1.06	(.01)	.48	.39	(.09)
Less distributions from:

Net investment income	(.37)	(.39)	(.35)	(.27)	(.33)
Net asset value, end of period	$11.05	$10.36	$10.76	$10.63	$10.51
Total Return (%)[b]	10.43	(.01)	4.66	3.65	(.92)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	161	132	150	121	132
Ratio of expenses before expense reductions (%)	.74	.76	.83	.88	.85
Ratio of expenses after expense reductions (%)	.59	.59	.60	.63	.63
Ratio of net investment income (%)	2.92	3.49	3.15	2.74	3.03
Portfolio turnover rate (%)	211	187	189	264	270

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	37

	Years Ended January 31,
Institutional Class	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$10.31	$10.71	$10.58	$10.46	$10.89
Income (loss) from investment operations:

Net investment income[a]	.31	.36	.34	.29	.32
Net realized and unrealized gain (loss)	.76	(.37)	.14	.10	(.42)
Total from investment operations	1.07	(.01)	.48	.39	(.10)
Less distributions from:

Net investment income	(.37)	(.39)	(.35)	(.27)	(.33)
Net asset value, end of period	$11.01	$10.31	$10.71	$10.58	$10.46
Total Return (%)[b]	10.57	(.03)	4.77	3.66	(.93)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	73	94	28	38
Ratio of expenses before expense reductions (%)	.69	.71	.75	.77	.74
Ratio of expenses after expense reductions (%)	.59	.59	.59	.63	.63
Ratio of net investment income (%)	2.92	3.49	3.15	2.73	2.98
Portfolio turnover rate (%)	211	187	189	264	270

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

38	|	DWS Total Return Bond Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Total Return Bond Fund (the “Fund”) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class R6 shares commenced operations on August 1, 2019. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Total Return Bond Fund	|	39

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies;

40	|	DWS Total Return Bond Fund

quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended January 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of January 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

DWS Total Return Bond Fund	|	41

As of January 31, 2020, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

42	|	DWS Total Return Bond Fund

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At January 31, 2020, the Fund had net tax basis capital loss carryforwards of approximately $73,084,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses $(27,364,000) and long-term losses $(45,720,000). Capital Loss Carryforward from both Funds may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss and merger related adjustments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

DWS Total Return Bond Fund	|	43

At January 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$305,755
Capital loss carryforwards	$(73,084,000)
Net unrealized appreciation (depreciation) on investments	$23,069,952

At January 31, 2020, the aggregate cost of investments for federal income tax purposes was $499,577,034. The net unrealized appreciation for all investments based on tax cost was $23,069,952. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $23,852,159 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $782,207.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2020	2019
Distributions from ordinary income*	$13,294,580	$11,811,951

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

44	|	DWS Total Return Bond Fund

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the

DWS Total Return Bond Fund	|	45

counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2020, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of January 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2020, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $28,500,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $17,003,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2020, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are

46	|	DWS Total Return Bond Fund

recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to $56,435,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $8,729,000 to $17,220,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a

DWS Total Return Bond Fund	|	47

range from approximately $3,425,000 to $34,272,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to $30,740,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to $12,177,000.

The following tables summarize the value of the Fund’s derivative instruments held as of January 31, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Forward Contracts	Total
Credit Contracts (a)	$10,897	$—	$10,897
Foreign Exchange Contracts (b)	—	33,109	33,109
	$10,897	$33,109	$44,006

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Futures Contracts
Interest Rate Contracts (c)	$(413,649)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (d)	$(2,289,220)	$—	$—	$(2,289,220)
Credit Contracts (d)	—	(1,838,457)	—	(1,838,457)
Foreign Exchange Contracts (e)	—	—	231,835	231,835
	$(2,289,220)	$(1,838,457)	$231,835	$(3,895,842)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from futures and swap contracts, respectively
(e)	Net realized gain (loss) from forward foreign currency contracts

48	|	DWS Total Return Bond Fund

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$84,966	$—	$—	$84,966
Credit Contracts (f)	—	(146,789)	—	(146,789)
Foreign Exchange Contracts (g)	—	—	41,894	41,894
	$84,966	$(146,789)	$41,894	$(19,929)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on futures and swap contracts, respectively
(g)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of January 31, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Net Amount of Derivative Assets
Bank of America, N.A.	$24,964	$—	$—	$24,964
State Street Bank & Trust Co.	8,145	—	—	8,145
	$33,109	$—	$—	$33,109

C. Purchases and Sales of Securities

During the year ended January 31, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$368,084,571	$449,894,626
U.S. Treasury Obligations	$262,556,961	$205,405,963

DWS Total Return Bond Fund	|	49

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Next $2.5 billion of such net assets	.355%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.

For the period from February 1, 2019 through September 30, 2020 and for the period from August 1, 2019 (commencement of operations) through September 30, 2020 for Class R6 shares, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class C	1.59%
Class R	1.09%
Class R6	.59%
Class S	.59%
Institutional Class	.59%

50	|	DWS Total Return Bond Fund

For the year ended January 31, 2020 and for the period from August 1, 2019 (commencement of operations) for Class R6 shares through January 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$240,049
Class C	13,031
Class R	779
Class R6	56
Class S	214,858
Institutional Class	83,943
$552,716

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2020, the Administration Fee was $410,782, of which $42,770 is unpaid.

Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2020 and for the period from August 1, 2019 (commencement of operations) through January 31, 2020 for Class R6 shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2020
Class A	$70,576	$16,728
Class C	2,370	578
Class R	179	28
Class R6	52	30
Class S	96,654	16,170
Institutional Class	2,992	498
	$172,823	$34,032

DWS Total Return Bond Fund	|	51

In addition, for the year ended January 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Total Aggregated
Class A	$161,089
Class C	9,748
Class R	546
Class S	88,990
Institutional Class	64,525
$324,898

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net asset of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended January 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2020
Class C	$86,213	$12,174
Class R	711	67
	$86,924	$12,241

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2020	Annual Rate
Class A	$397,391	$102,390	.24%
Class C	27,897	8,345	.24%
Class R	707	180	.25%
	$425,995	$110,915

52	|	DWS Total Return Bond Fund

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2020 aggregated $2,916.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended January 31, 2020, the CDSC for Class C shares aggregated $1,275. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2020, DDI received $5,888 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended January 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,200, of which $8,589 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,672.

DWS Total Return Bond Fund	|	53

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2020		Year Ended January 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,499,371	$16,254,796	1,047,224	$10,858,296
Class C	102,093	1,101,970	44,490	461,568
Class R	2,504	26,716	2,922	30,517
Class R6*	1,041	11,307	—	—
Class S	2,490,784	27,067,471	1,430,115	14,773,001
Institutional Class	3,047,507	32,807,478	791,552	8,215,351
		$77,269,738		$34,338,733

Shares issued to shareholders in reinvestment of distributions
Class A	434,493	$4,701,052	296,312	$3,059,411
Class C	21,377	232,743	14,401	149,443
Class R	785	8,432	1,052	10,883
Class R6*	96	1,042	—	—
Class S	421,458	4,534,252	448,918	4,634,908
Institutional Class	267,976	2,871,341	297,114	3,056,647
		$12,348,862		$10,911,292

54	|	DWS Total Return Bond Fund

	Year Ended January 31, 2020		Year Ended January 31, 2019
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(3,500,789)	$(38,016,843)	(2,102,029)	$(21,750,353)
Class C	(480,460)	(5,239,003)	(602,884)	(6,274,157)
Class R	(1,880)	(20,331)	(15,213)	(157,382)
Class R6*	(13)	(140)	—	—
Class S	(3,603,842)	(39,042,690)	(3,110,539)	(32,165,031)
Institutional Class	(3,208,957)	(34,722,234)	(2,819,119)	(29,099,993)
		$(117,041,241)		$(89,446,916)

Shares issued in tax-free reorganization**
Class A	14,537,699	$158,447,665	—	$—
Class C	1,795,084	19,583,364	—	—
Class R6*	5,382	58,447	—	—
Class S	2,537,206	27,653,421	—	—
Institutional Class	842,965	9,154,807	—	—
		$214,897,704		$—

Net increase (decrease)
Class A	12,970,774	$141,386,670	(758,493)	$(7,832,646)
Class C	1,438,094	15,679,074	(543,993)	(5,663,146)
Class R	1,409	14,817	(11,239)	(115,982)
Class R6*	6,506	70,656	—	—
Class S	1,845,606	20,212,454	(1,231,506)	(12,757,122)
Institutional Class	949,491	10,111,392	(1,730,453)	(17,827,995)
		$187,475,063		$(44,196,891)

*	For the period from August 1, 2019 (commencement of operations of Class R6) to January 31, 2020.

**	On August 5, 2019, DWS Multisector Income Fund was acquired by the Fund through a tax-free reorganization (See Note G).

G. Acquisition of Assets

On August 5, 2019, the Fund acquired all of the net assets of DWS Multisector Income Fund pursuant to a plan of reorganization approved by Board of Trustees of DWS Multisector Income Fund and the Board of Trustees of DWS Total Return Bond Fund in May 2019. The acquisition was accomplished by a tax-free exchange of 35,042,220 Class A shares, 4,299,532 Class C shares, 12,929 Class R6 shares, 6,098,246 Class S shares and 2,020,883 Institutional Class shares of DWS Multisector Income Fund for 14,537,699 Class A shares, 1,795,084 Class C shares,

DWS Total Return Bond Fund	|	55

5,382 Class R6 Shares 2,537,206 Class S shares and 842,965 Institutional Class shares of the Fund, respectively, outstanding on August 5, 2019. DWS Multisector Income Fund’s net assets at that date, $214,897,704 including $6,380,452 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,314,041. The combined net assets of the Fund immediately following the acquisition were $537,211,745.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on February 1, 2019, the Fund’s pro forma results of operations for the year ended January 31, 2020 are as follows:

Net investment income	$14,789,999
Net gain (loss) on investments	$33,711,562
Net increase (decrease) in net assets resulting from operations	$48,501,561

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Multisector Income Fund that have been included in the Fund’s Statement of Operations since August 5, 2019.

H. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended January 31, 2019 and January 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended January 31, 2019 and January 31, 2018 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

56	|	DWS Total Return Bond Fund

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2020. During the Fund’s fiscal years ended January 31, 2019 and January 31, 2018, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

DWS Total Return Bond Fund	|	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Total Return Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Total Return Bond Fund (the “Fund”) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust”), including the investment portfolio, as of January 31, 2020, and the related statement of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at January 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended January 31, 2019, and the financial highlights for the years ended January 31, 2016, January 31, 2017, January 31, 2018 and January 31, 2019, were audited by another independent registered public accounting firm whose report, dated March 21, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

58	|	DWS Total Return Bond Fund

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

March 25, 2020

DWS Total Return Bond Fund	|	59

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2019 to January 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

60	|	DWS Total Return Bond Fund

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6*	Class S	Institutional Class
Beginning Account Value 8/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/20	$1,032.50	$1,029.50	$1,032.10	$1,029.10	$1,033.80	$1,034.80
Expenses Paid per $1,000**	$4.30	$8.13	$5.58	$3.00	$3.02	$3.03

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 8/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/20	$1,020.97	$1,017.19	$1,019.71	$1,022.11	$1,022.23	$1,022.23
Expenses Paid per $1,000**	$4.28	$8.08	$5.55	$2.99	$3.01	$3.01

*	For the period from August 1, 2019 (commencement of operations of Class R6) to January 31, 2020.
**

Expenses (hypothetical expenses if Class R6 had been in existence from August 1, 2019) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Total Return Bond Fund	.84%	1.59%	1.09%	.59%	.59%	.59%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 8% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Total Return Bond Fund	|	61

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Total Return Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

62	|	DWS Total Return Bond Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The

DWS Total Return Bond Fund	|	63

Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board considered that the Fund implemented new management fee breakpoints to accommodate the merger of Deutsche Core Fixed Income Fund into the Fund on October 30, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

64	|	DWS Total Return Bond Fund

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the

DWS Total Return Bond Fund	|	65

individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

66	|	DWS Total Return Bond Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	76	—

DWS Total Return Bond Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		76	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	76	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	76	Director, Aberdeen Japan Fund (since 2007)

68	|	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	76	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	76	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	76	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017) and Assistant Secretary, DBX ETF Trust (2019–2020)

DWS Total Return Bond Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; AML Officer, DWS Trust Company; and AML Officer, DBX ETF Trust (2014–present); formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	|	DWS Total Return Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Total Return Bond Fund	|	71

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at
https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SZIRX	SZIWX
CUSIP Number	25157W 842	25157W 834
Fund Number	1563	1663

72	|	DWS Total Return Bond Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DTRBF-2

(R-026258-9 3/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Total Return Bond fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended January 31, 2020 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended January 31, 2019. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$102,433	$0	$9,770	$0
2019	$113,756	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended January 31, 2020 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended January 31, 2019.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$740,482	$0
2019	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended January 31, 2019.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended January 31, 2020 and the amount of fees that PwC billed during the Fund’s fiscal year ended January 31, 2019 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$9,770	$740,482	$0	$750,252
2019	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended January 31, 2019.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Total Return Bond Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/31/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/31/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/31/2020